UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2006

Young Innovations, Inc.

(Exact name of registrant as specified in its charter)

Missouri	000-23213	43-1718931

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13705 Shoreline Court East, Earth City, Missouri	63045

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-344-0010

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends Registrant’s previously filed Form 8-K, which was filed on August 2, 2006 by Young Innovations, Inc. (the “Company”). This document includes financial statements and pro forma financial information that had been omitted from the previously filed Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 1, 2005, the Company announced it had entered into an agreement, through its wholly-owned subsidiaries Young Microbrush, LLC and Young Microbrush Ireland Ltd., with Microbrush Inc., a Wisconsin corporation, and Microbrush International Ltd., a Republic of Ireland private limited company, collectively referred to as Microbrush. Under the agreement, the Company would acquire all of the right, title and interest in and to substantially all of Microbrush’s assets related to the manufacture, development and distribution of dental products in the United States and Ireland. The acquisition of U.S. purchased assets was completed on July 31, 2006 and reported on a Form 8–K filed with the Securities and Exchange Commission on August 2, 2006. That Form 8-K is incorporated herein by this reference. The acquisition of Irish purchased assets was completed on August 18, 2006 and reported on a Form 8-K filed with the Securities and Exchange Commission on August 21, 2006. In response to parts (a) and (b) of Item 9 of Form 8-K, the Company stated that it would file or furnish as applicable, the required financial information by amendment. This Form 8-K/A is being filed to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited combined financial statements of Microbrush as of December 31, 2005 and the related combined statements of income, stockholders’ equity and comprehensive income and cash flows for the year ended December 31, 2005 are filed as Exhibit 99.1 to this amendment and incorporated herein by this reference.

The unaudited combined financial statements of Microbrush for the six months ended June 30, 2006 and June 30, 2005 are included as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements with respect to the transaction described in Item 2.01 are filed as Exhibit 99.3 to this amendment and incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Agreement for Purchase and Sale of Assets dated July 31, 2006, by and among Young Microbrush, LLC and Young Microbrush Ireland Ltd., (the “Buyers”) and Microbrush, Inc., Microbrush International Ltd., Phillip Mark and Gunnar Wallin (the “Sellers”), filed as Exhibit 2.1 to registrant’s report on Form 8-K filed August 2, 2006, hereby incorporated by reference.

23.1	Consent of KPMG, LLP, independent registered public accounting firm.

99.1	Audited combined financial statements of Microbrush as of December 31, 2005 and for the twelve months ended December 31, 2005.

99.2	Unaudited combined financial statements of Microbrush as of June 30, 2006 and for the six months ended June 30, 2006 and June 30, 2005.

99.3	Unaudited pro forma condensed combined statement of earnings and balance sheet.

99.4*	Press release issued by Young Innovations dated August 1, 2006, filed as Exhibit 99.1 to registrant’s report on Form 8-K filed August 2, 2006, hereby incorporated by reference.

99.5*	Press release issued by Young Innovations dated August 18, 2006, filed as Exhibit 99.1 to registrant’s report on Form 8-K filed August 21, 2006, hereby incorporated by reference.

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Christine Boehning
Christine Boehning
Vice President and Chief Financial Officer

Dated: October 16, 2006